Related Party Disclosures	6 Months Ended
Jun. 30, 2020
Related party transactions [abstract]
Related Party Disclosures

Related party disclosures

Maruho Co., Ltd.

As a result of the research cooperation, licensing agreement and the acquisition of Cutanea, the following relationships exist with the Maruho Group:

in EUR thousands	June 30, 2020	December 31, 2019
Revenue from research collaborations and licensing agreement	6,441	686
Income from the reimbursement of restructuring expenses	—	6,215
Rental income	20	34
Receivables from research cooperation	48	149
Liability from the Share Purchase Agreement (earn out and start-up costs)	16,956	14,720
Other liabilities	—	72

Under the purchase agreement with Maruho, the company can still draw down funds from start-up costs of a nominal USD 1.9 million / EUR 1.7 million (previous year USD 4.4 million / EUR 3.9 million).